UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2010

Ryerson Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-09117

(Commission File Number)

36-3425828

(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, IL 60608

(Address of principal executive offices and zip code)

(773) 762-2121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 12, 2010 Ryerson Inc. announced that its parent, Ryerson Holding Corporation, through its subsidiaries, has acquired 100% ownership of Ryerson China Limited.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being filed with this Current Report on Form 8-K.

99.1        Press Release dated July 12, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2010

RYERSON INC.

By:	/s/ Barbara E. Rohde
Name:	Barbara E. Rohde
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 12, 2010